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Exhibit 10.2.3
                                 AMENDMENT NO. 2

                                       TO

                            NON-COMPETITION AGREEMENT

     AMENDMENT NO.2, dated as of June 22, 2001, among THE STUDENT LOAN CORPORATION, a Delaware corporation (the "Company"), CITIBANK (NEW YORK STATE), a New York banking corporation ("NYS"), CITIGROUP INC., a Delaware corporation and the ultimate parent of NYS ("Citigroup" and, together with NYS, the "Parents").

     WHEREAS, the Company, NYS and Citicorp, a Delaware corporation, have heretofore entered into a Non-Competition Agreement, dated as of December 22, 1992, the term of which was extended pursuant to a letter agreement dated November 1, 1999, the term of which was further extended pursuant to Amendment No.1 dated June 22, 2000 and Citigroup was substituted as a party in lieu of Citicorp (the Non-Competition Agreement, as so extended and amended, being referred to herein as the "Agreement").

     WHEREAS, the parties to the Agreement wish to extend the term of the Agreement.

     NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, NYS and Citigroup hereby consent and agree as follows:

     SECTION 1. Unless otherwise defined in this Amendment No.2, all defined terms used in this Amendment No.2 shall have the meanings ascribed to such terms in the Agreement.

     SECTION 2. The term of the agreement scheduled to expire on December 22, 1999, and previously extended to June 22, 2001, shall be extended for an additional twelve (12) months to June 22, 2002.

     SECTION 3. This Amendment No.2 may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 4. From and after the date of this Amendment No.2 all references in the Agreement to this "Agreement" shall refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, the Company, NYS and Citigroup have each caused this Amendment NO 2. to the Agreement to be duly executed by their respective officers as of the day and year first above written.

                                THE STUDENT LOAN CORPORATION

                                By:  /s/ Bill Beckmann
                                   --------------------------------------
                                Name:    Bill Beckmann
                                Title:   Chairman

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                                CITIBANK (NEW YORK STATE)

                                By:  /s/ Douglas Webb
                                   --------------------------------------
                                Name:    Douglas Webb
                                Title:   Vice President & General Counsel

                                CITIGROUP INC.

                                By:  /s/ Ajay Banga
                                   --------------------------------------
                                Name:    Ajay Banga
                                Title:   Citigroup Global Consumer Bank